UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08050

Exact name of registrant as specified in charter:	The Asia Tigers Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

Item 1 - Reports to Stockholders.

The Asia Tigers Fund, Inc.

Semi-Annual Report
April 30, 2013

Aberdeen

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The Asia Tigers Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2013. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

Total Return Performance

For the six month period ended April 30, 2013, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 8.5%, assuming reinvestments of dividends and distributions, versus a return of 7.4% for the Fund’s benchmark, the MSCI AC Asia Ex-Japan Index.

Share Price and NAV

For the six months ended April 30, 2013, based on market price, the Fund’s total return was 8.5% assuming reinvestment of dividends and distributions. The Fund’s share price decreased 10.2% over the six month period, from $13.93 on October 31, 2012 to $12.51 on April 30, 2013, in part due to the payment of the stock distribution in January 2013. The Fund’s share price on April 30, 2013 represented a discount of 8.9% to the NAV per share of $13.73 on that date, compared with a discount of 8.8% to the NAV per share of $15.28 on October 31, 2012.

Open Market Repurchase Program

In addition to the Fund’s semi-annual repurchase offer policy, the Fund’s open market repurchase policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2013, the Fund did not repurchase any shares under the open market repurchase program.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205 and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeengrr.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5205 in the United States,
•	emailing InvestorRelations@aberdeen-asset.com or
•	visiting www.aberdeengrr.com

Yours sincerely,

Alan R. Goodson

President

The Asia Tigers Fund, Inc.

Report of the Investment Manager

Market Review

Most Asian stock markets rose during the six-month period ended April 30, 2013, along with the rebound in global financial markets, buoyed by ultra-loose monetary policy in the U.S. and Europe. Investor sentiment was also boosted by U.S. President Obama’s re-election and hopes that automatic tax hikes and spending cuts, dubbed the “fiscal cliff,” could be averted by the beginning of 2013. This was despite a stream of lackluster economic data, as macroeconomic fundamentals remained largely unchanged. Most notably, Asian exports were hampered by anemic demand from Europe, which stayed mired in recession, while the U.S. showed tentative signs of recovery. Towards the end of the period, the Cyprus bank bailout reignited investor fears of contagion and dragged market benchmarks to seven-month lows. Investor concerns over the profitability of Chinese banks in the wake of more stringent rules on investment products, along with a downgrade of global growth prospects by the International Monetary Fund (IMF) and moderating Chinese growth, also pared gains.

Fund Performance Review

One of the top contributors to the Fund’s relative performance for the reporting period was Oversea-Chinese Banking Corporation. Shares of the company gained ground after it posted decent quarterly results that showed rising non-interest income mitigating the impact of narrower profit margins, which was in-line with the low-interest-rate environment. Also benefiting Fund performance was ST Engineering, as its share price rose amid increasing demand by investors for defensive holdings with healthy dividend yields.

Conversely, retailers Li & Fung and Ultratech Cement were among the top detractors. Li & Fung posted poor full-year 2012 results due to restructuring efforts in the U.S. However, management noted that it is making efforts to turn around its distribution business in the U.S. Ultratech’s share price declined after the company posted lackluster quarterly results that reflected a challenging trading environment over the short-term. However, its share price has since rebounded, largely because its long-term fundamentals remain intact, in our opinion.

Outlook

Looking ahead, we believe that consensus earnings forecasts appear too rosy, given the current lackluster macroeconomic backdrop in the region. In our view, downgrades to these estimates in the months ahead could trigger a stock market correction. However, with Japan joining the U.S. and Europe in “printing cash” through easy monetary policy, we feel that the ample liquidity should continue to support asset prices for some time to come. We remain optimistic about Asia’s long-term prospects, as economic fundamentals in the region remain robust, while we believe that corporate profits are likely to continue growing, albeit at a slower pace.

Aberdeen Asset Management Asia Limited

The Asia Tigers Fund, Inc.

Portfolio Summary (unaudited)

April 30, 2013

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Industry Classification Standard (“GICS”), expressed as a percentage of the net assets. An industry classification standard sector can include more than one industry group. As of April 30, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

As of April 30, 2013, the Fund held 98.7% of its net assets in equities, and 1.3% in cash and other assets in excess of liabilities.

Asset Allocation by Sector

The Asia Tigers Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2013

Name of Security	Percentage of Net Assets
Oversea-Chinese Banking Corp., Ltd.	6.8%
Jardine Strategic Holdings, Ltd.	5.0%
Housing Development Finance Corp., Ltd.	4.7%
Swire Pacific, Ltd. B	4.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.0%
HSBC Holdings PLC	3.8%
Singapore Telecommunications, Ltd.	3.5%
Standard Chartered PLC	3.3%
Singapore Technologies Engineering, Ltd.	3.3%
China Mobile, Ltd.	3.3%

Average Annual Returns

April 30, 2013

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	12.10%	4.69%	1.33%	15.19%
Market Value	12.40%	3.97%	1.04%	15.91%
MSCI AC Asia Ex-Japan Index	9.25%	6.13%	1.93%	15.67%

Aberdeen Asset Management Asia Limited has entered into a written contract with the Fund to waive fees or limit expenses without which performance would be lower. This contact may not be terminated before December 18, 2014. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 2.44%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.97%.

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2013

No. of Shares	Description	Value
EQUITY SECURITIES—98.7%
CHINA—6.1%
OIL, GAS, & CONSUMABLE FUELS—2.8%
1,202,000	PetroChina Co., Ltd. (a)	$1,532,104
WIRELESS TELECOMMUNICATION SERVICES—3.3%
162,700	China Mobile, Ltd. (a)	1,789,475
	Total China (cost $2,100,787)	3,321,579
HONG KONG—26.0%
COMMERCIAL BANKS—5.4%
188,000	HSBC Holdings PLC (a)	2,057,543
8,522	HSBC Holdings PLC-ADR	467,517
41,000	Wing Hang Bank, Ltd. (a)	431,285
		2,956,345
DISTRIBUTORS—1.3%
562,000	Li & Fung, Ltd. (a)	729,397
FOOD & STAPLES RETAILING—1.7%
75,600	Dairy Farm International Holdings, Ltd.	907,200
INDUSTRIAL CONGLOMERATES—5.0%
69,500	Jardine Strategic Holdings, Ltd. (a)	2,713,931
INSURANCE—3.2%
400,000	AIA Group, Ltd. (a)	1,779,384
REAL ESTATE MANAGEMENT & DEVELOPMENT—7.6%
420,000	Hang Lung Properties (a)	1,635,349
1,045,000	Swire Pacific, Ltd. B (a)	2,521,280
		4,156,629
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
98,100	ASM Pacific Technology, Ltd. (a)	1,012,973
	Total Hong Kong (cost $12,012,051)	14,255,859
INDIA—14.6%
AUTOMOBILES—1.3%
22,500	Hero Motocorp, Ltd. (a)	687,433
COMMERCIAL BANKS—2.3%
57,706	ICICI Bank, Ltd. (a)	1,253,130
CONSTRUCTION MATERIALS—2.4%
38,000	Ultratech Cement, Ltd. (a)	1,342,241
IT SERVICES—2.9%
37,781	Infosys, Ltd. (a)	1,564,924
PHARMACEUTICALS—1.0%
13,000	Glaxosmithkline Pharmaceuticals, Ltd. (a)	546,202
THRIFTS & MORTGAGE FINANCE—4.7%
164,000	Housing Development Finance Corp., Ltd. (a)	2,583,392
	Total India (cost $7,117,667)	7,977,322

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2013

No. of Shares	Description	Value
EQUITY SECURITIES (continued)
INDONESIA—1.1%
HOUSEHOLD PRODUCTS—1.1%
217,500	PT Unilever Indonesia Tbk (a) (cost $469,563)	$587,672
MALAYSIA—3.8%
COMMERCIAL BANKS—2.5%
241,700	CIMB Group Holdings Bhd. (a)	615,309
140,000	Public Bank Bhd. (Foreign)	755,563
		1,370,872
TOBACCO—1.3%
35,000	British American Tobacco Bhd. (a)	728,905
	Total Malaysia (cost $1,431,793)	2,099,777
PHILIPPINES—4.2%
COMMERCIAL BANKS—2.0%
450,000	Bank of Philippine Islands (a)	1,123,821
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.2%
1,500,000	Ayala Land, Inc. (a)	1,184,616
	Total Philippines (cost $1,320,044)	2,308,437
SINGAPORE—22.4%
AEROSPACE & DEFENSE—3.3%
500,000	Singapore Technologies Engineering, Ltd. (a)	1,789,524
AIRLINES—1.8%
110,000	Singapore Airlines, Ltd. (a)	993,311
COMMERCIAL BANKS—8.6%
423,000	Oversea-Chinese Banking Corp., Ltd. (a)	3,734,240
57,000	United Overseas Bank, Ltd. (a)	990,506
		4,724,746
DIVERSIFIED TELECOMMUNICATION SERVICES—3.5%
600,000	Singapore Telecommunications, Ltd. (a)	1,916,582
INDUSTRIAL CONGLOMERATES—1.9%
120,300	Keppel Corp., Ltd. (a)	1,049,346
REAL ESTATE INVESTMENT TRUST—0.1%
24,060	Keppel REIT (a)	29,528
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.2%
192,000	City Developments, Ltd. (a)	1,760,262
	Total Singapore (cost $8,880,341)	12,263,299
SOUTH KOREA—5.8%
FOOD & STAPLES RETAILING—0.9%
2,660	E-Mart Co., Ltd. (a)	519,627

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2013

No. of Shares	Description	Value
EQUITY SECURITIES (continued)
SOUTH KOREA (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.9%
963	Samsung Electronics Co., Ltd. (a)	$1,331,849
1,700	Samsung Electronics Co., Ltd. Preferred (a)	1,347,125
		2,678,974
	Total South Korea (cost $2,045,015)	3,198,601
TAIWAN—6.1%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.1%
596,583	Taiwan Semiconductor Manufacturing Co., Ltd. (a)	2,214,177
WIRELESS TELECOMMUNICATION SERVICES—2.0%
305,000	Taiwan Mobile Co., Ltd. (a)	1,111,499
	Total Taiwan (cost $1,762,337)	3,325,676
THAILAND—5.3%
CONSTRUCTION MATERIALS—3.1%
60,200	Siam Cement Public Co., Ltd. (Foreign) (a)	1,015,521
43,000	Siam Cement Public Co., Ltd. NVDR (Foreign) (a)	701,157
		1,716,678
OIL, GAS, & CONSUMABLE FUELS—2.2%
230,000	PTT Exploration & Production PCL (Foreign) (a)	1,209,881
	Total Thailand (cost $2,552,791)	2,926,559
UNITED KINGDOM—3.3%
COMMERCIAL BANKS—3.3%
71,000	Standard Chartered PLC (a) (cost $1,592,988)	1,808,988
	TOTAL COMMON STOCK—98.9% (cost $41,285,377)	54,073,769
Principal Amount
SHORT-TERM INVESTMENT—0.9%
REPURCHASE AGREEMENT—0.9%
UNITED STATES—0.9%
$469,381	State Street Bank, 0.01% dated 04/30/13, due 05/01/13, proceeds at maturity $469,381 (Collateralized by $485,000 FNMA, 2.08%, due 11/02/22, Market Value $493,171) (cost $469,381)	469,381
	Total Investments—99.6% (cost $41,754,758)	54,543,150

	Cash and Other Assets in Excess of Liabilities—0.4%	235,371
	Net Assets—100.0%	$54,778,521

Footnotes and Abbreviations

ADR— American Depository Receipts.

NVDR—Non-Voting Depository Receipts.

(a)	Security uses fair value as of April 30, 2013. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board. See Note 2(a) of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2013

Assets
Investments, at value (cost $41,285,377)	$54,073,769
Repurchase agreement, at value (cost $469,381)	469,381
Cash ($32,994 of foreign currency holdings with a cost of $32,940)	32,994
Dividends receivable	380,046
Tax refund receivable	19,499
Prepaid expenses	17,323
Total Assets	54,993,012

Liabilities
Payable for deferred foreign capital gains tax	60,260
Investment adviser fees payable (Note 3)	29,314
Administration fees payable (Note 3)	8,875
Investor relations payable (Note 3)	4,607
Director fees payable	3,552
Accrued expenses and other liabilities	107,883
Total Liabilities	214,491

Net Assets	$54,778,521

Net Assets Consist of:
Capital stock, $0.001 par value (Note 5)	$3,989
Paid-in capital	40,944,028
Accumulated net investment income	50,304
Accumulated net realized gain on investments	1,055,209
Net unrealized appreciation in value of investments and foreign currency translation (net of deferred foreign capital gains taxes of $60,260)	12,724,991
$54,778,521
Net asset value per share ($54,778,521/3,988,770 shares issued and outstanding)	$13.73

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2013

Investment Income
Dividends	$578,000
Interest	78
Less: Foreign taxes withheld	(12,584)
Total Investment Income	565,494

Expenses
Investment management fees (Note 3)	261,854
Legal fees and expenses	73,023
Administration fees (Note 3)	52,370
Custodian fees and expenses	51,575
Independent auditors’ fees and expenses	51,117
Reports to shareholders and proxy solicitation	39,161
Directors’ fees and expenses	28,393
Investor Relations expenses (Note 3)	25,330
Transfer agent fees and expenses	16,298
Insurance expenses	5,157
Miscellaneous	34,635
Total expenses before expense waiver	638,913
Less: Expenses waived (Note 3)	(123,737)
Net expenses	515,176

Net investment income	50,318

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Related Transactions

Net realized gain (loss) from:
Security transactions (including $0 capital gains tax)	1,183,709
Foreign currency transactions	(7,796)
1,175,913
Net change in unrealized appreciation of investments and foreign currency translation (net of decrease in deferred foreign capital gains tax of $64,169)	3,261,019
Net realized and unrealized gain on investments and foreign currency translation	4,436,932
Net Increase in Net Assets Resulting from Operations	$4,487,250

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2013 (unaudited)	For the Year Ended October 31, 2012

Increase (Decrease) in Net Assets

Operations
Net investment income	$50,318	$283,904
Net realized gain on investments and foreign currency translation	1,175,913	9,467,895
Net change in unrealized appreciation in value of investments and foreign currency translation	3,261,019	(6,245,364)
Net Increase in net assets resulting from operations	4,487,250	3,506,435

Distributions to Shareholders from:
Net investment income ($0.02021 and $0.00 per share, respectively)	(72,233)	—
Short term capital gains ($0.00 and $0.00 per share, respectively)	—	—
Long term capital gains ($2.63481 and $3.16 per share, respectively)	(9,417,088)	(10,175,189)
Decrease in net assets resulting from distributions	(9,489,321)	(10,175,189)

Capital Share Transactions
Issuance of 593,370 and 703,218 shares, respectively, due to stock distribution (Note 5)	7,589,202	9,155,898
Shares repurchased under Repurchase Offers (178,704 and 349,110 shares, respectively)
(net of repurchase fees of $48,608 and $99,503 respectively)
(including expenses of $56,900 and $120,081 respectively)	(2,438,680)	(4,995,701)
Net increase in net assets resulting from capital share transactions	5,150,522	4,160,197
Total increase (decrease) in net assets	148,451	(2,508,557)

Net Assets
Beginning of period	54,630,070	57,138,627
End of period*	$54,778,521	$54,630,070

* Includes accumulated net investment income of $50,304 and $72,219, respectively

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2013 (unaudited)		For the Fiscal Years Ended October 31,
			2012	2011	2010	2009	2008
Per Share Operating Performance(a)
Net asset value, beginning of period	$15.28		$17.74	$22.47	$19.10	$13.22	$35.69
Net investment income (loss)	0.01		0.08	–	(0.01)	(0.04)	–
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions(b)	1.21		0.87	(1.56)	3.92	7.91	(21.96)
Net increase/(decrease) in net assets resulting from operations	1.22		0.95	(1.56)	3.91	7.87	(21.96)
Dividends and distributions to shareholders:
Net investment income	(0.02)		–	(0.05)	–	–	–
Net realized gains	(2.62)		(3.16)	(3.12)	(0.34)	(1.98)	(0.52)
Tax return of capital	–		–	–	(0.18)	–	–
Total dividends and distributions to shareholders	(2.64)		(3.16)	(3.17)	(0.52)	(1.98)	(0.52)
Capital share transactions:
Impact due to capital shares issued from stock distribution (Note 5)	(0.13)		(0.24)	–	–	–	–
Impact due to capital shares tendered or repurchased (Note 6)	–		(0.01)	–	(0.02)	(0.01)	(0.01)
Total capital share transactions	(0.13)		(0.25)	–	(0.02)	(0.01)	(0.01)
Net asset value, end of period	$13.73		$15.28	$17.74	$22.47	$19.10	$13.22
Market value, end of period	$12.51		$13.93	$16.35	$21.80	$18.00	$11.97

Total Investment Return Based on:(c)
Market value	8.45%		5.88%	(13.43% )	24.27%	79.14%	(62.86% )
Net Asset value	8.51%		7.04%	(8.87% )	20.72%	72.12%	(62.24% )

Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$54,779		$54,630	$57,139	$79,916	$72,798	$55,833
Average net assets (000 omitted)	$52,839		$52,504	$67,947	$74,534	$58,310	$112,943
Ratio of expenses to average net assets	1.97%	(d)(e)	2.11%	2.36%	2.24%	2.76%	1.99%
Ratio of expenses to average net assets, excluding fee waivers	2.44%	(d)	2.82%	2.58%	2.24%	2.76%	1.99%
Ratio of net investment income to average net assets	0.19%	(d)	0.54%	0.02%	(0.04% )	(0.28% )	0.01%
Portfolio turnover rate	0.20%		83.20%	41.69%	51.73%	69.25%	82.83%

(a)	Based on average shares outstanding.
(b)	Net of deferred foreign withholding taxes of $0.02, $0.01, $0.01, $0.07, $0.01, and $0.03 per share for the six months ended April 30, 2013 and for the years ended October 31, 2012, October 31, 2011, October 31, 2010, October 31, 2009, and October 31, 2008, respectively.
(c)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Past performance is not a guarantee of future results.
(d)	Annualized.
(e)	The annualized expense ratio for the six months ended April 30, 2013 is 1.97% based on expenses during the six month period. The projected expense ratio for the fiscal year ended October 31, 2013 is estimated to be 2.03% based on anticipated expenses for the full fiscal year.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2013

1. Organization:

The Asia Tigers Fund, Inc. (the “Fund”) was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principle exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price. Fair valuation factors are provided by an independent pricing service provider. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. These factors are based on inputs such as depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, Sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price. A security that applies a fair valuation factor is determined as a Level 2 investment. When no fair valuation factor is applied, the security is determined as a Level 1 investment.

In the event that a security’s market quotation is not readily available or is deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based on adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participates would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s investments carried at fair value.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 4/30/2013
Long-Term Investments
Commercial Banks	$1,223,080	$23,508,634	$–	$24,731,714
Food & Staples Retailing	907,200	1,836,204	–	2,743,404
Other	–	26,598,651	–	26,598,651
Short-Term Investments	–	469,381	–	469,381
Total	$2,130,280	$52,412,870	$–	$54,543,150

The Fund held no level 3 securities at April 30, 2013.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are fair valued utilizing an independent pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. For some securities, the pricing service is unable to provide a valuation factor. The utilization of these procedures results in transfers between Level 1 and Level 2. For the period ended April 30, 2013, the securities issued by Jardine Strategic Holdings and PTT Exploration, in the amounts of $2,713,931 and $1,209,881, respectively, transferred from Level 1 to Level 2 because there was a fair value factor applied at April 30, 2013, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest. The Fund held a repurchase agreement of $469,381 as of April 30, 2013.

(c) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and
(ii)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and foreign currency translation.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investment denominated in that foreign currency will lose value because the

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to net operating losses, foreign currency losses, capital gains taxes and investments in passive foreign investment companies.

(f) Federal Income Taxes:

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years up to the most recent fiscal year ended October 31 are subject to such review.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates:

(a) Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. For its services, AAMAL receives fees at an annual rate of: (i) 1.00% for the first $500,000,000 of the Fund’s average weekly Managed Assets; (ii) 0.95% for the next $500,000,000 of the Fund’s average weekly Managed Assets; and (iii) 0.90% of the Fund’s average weekly Managed Assets in excess of $1,000,000,000. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. For the six months ended April 30, 2013, AAMAL earned a gross management fee of $261,854.

AAMAL entered into a written contract (“Expense Limitation Agreement”) with the Fund that is effective through December 18, 2014. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expense and non-routine expenses) from exceeding 2.00% of the average weekly Managed Assets of the Fund on an annualized basis. For the six months ended April 30, 2013, AAMAL waived and assumed a total of $123,737 attributable to its management fee and Fund expenses, including, among others, AAMI’s investor relations services, as described below.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator. For its services, AAMI receives a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the six months ended April 30, 2013, the Fund paid a total of $52,370 in administrative fees to AAMI.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI provides investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholders questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six months ending April 30, 2013, the Fund paid fees of approximately $25,373 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Directors:

The Fund pays each Independent Director an annual fee of $5,000 with an additional $2,500 annual fee to the Chairman of the Board, $1,500 for each in person meeting attended and $250 per telephonic meeting attended. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. For the six months ended April 30, 2013, the Fund paid $40,000 in Directors’ fees.

4. Investment Transactions:

For the six months ended April 30, 2013, purchases and sales of securities, other than short-term investments, were $107,009 and $4,170,464, respectively.

5. Capital:

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of April 30, 2013, there were 3,988,770 common shares issued and outstanding.

On December 14, 2011, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $3.16 per share of common stock, on January 31, 2012, to stockholders of record at the close of business on December 22, 2011. As announced, the distribution was payable in the Fund’s common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 10% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro-rated the cash distribution among all stockholders who made such requests. Stockholders who requested cash distributions received $0.58317 per share or 18.45% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $13.02 per share, which equaled the average closing price of the Fund’s common shares on the NYSE on January 25, 2012 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund issued 703,218 shares.

On December 7, 2012, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $2.65502 per share of common stock, on January 31, 2013, to stockholders of record at the close of business on December 21, 2012. As announced, the distribution was payable in the Fund’s common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 20% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro-rated the cash distribution among all stockholders who made such requests. Stockholders who requested cash distributions received $1.00 per share or 37.70% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $12.79 per share, which equaled the average closing price of the Fund’s common shares on the NYSE on January 25, 2013 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund issued 593,370 shares.

6. Semi-Annual Repurchase Offers:

In January 2002, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 26, 2002. As an interval fund, the Fund makes periodic repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares. In order to participate in a repurchase offer, stockholders are asked to comply with the requirements in the Offer to Repurchase related to the offer.

Under the Fund’s original policy, the Fund conducted quarterly repurchase offers. This policy was amended at the February 23, 2007 Annual Meeting of Stockholders to provide that the Fund will from that date forward conduct repurchase offers on a semi-annual, rather than on a quarterly, basis.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

During the six months ended April 30, 2013, the results of the periodic repurchase offer were as follows:

Repurchase Offer #29
Commencement Date	December 21, 2012
Expiration Date	January 11, 2013
Repurchase Offer Date	January 18, 2013
% of Issued and Outstanding Shares of Common Stock	5%
Shares Validly Tendered	822,211.0000
Final Odd Lot Shares	91,461.0000
Final Pro-ration Non-Odd Lot Shares	87,243.5000
% of Non-Odd Lot Shares Accepted	11.9389%
Shares Accepted for Tender	178,704.5000
Net Asset Value as of Repurchase Offer Date ($)	13.60
Repurchase Fee per Share ($)	0.2720
Repurchase Offer Price ($)	13.3280
Repurchase Fee ($)	48,608
Expenses ($)	56,900
Total Cost ($)	2,438,680

During the year ended October 31, 2012, the results of the periodic repurchase offers were as follows:

	Repurchase Offer #27	Repurchase Offer #28
Commencement Date	December 23, 2011	June 22,2012
Expiration Date	January 13, 2012	July 13, 2012
Repurchase Offer Date	January 20, 2012	July 20, 2012
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	677,311.9055	890,563.0000
Final Odd Lot Shares	37,178.9055	50,045.0000
Final Pro-ration Non-Odd Lot Shares	123,820.0945	138,066.0000
% of Non-Odd Lot Shares Accepted	19.3429%	16.4263%
Shares Accepted for Tender	160,999.0000	188,111.0000
Net Asset Value as of Repurchase Offer Date ($)	14.10	14.38
Repurchase Fee per Share ($)	0.2820	0.2876
Repurchase Offer Price ($)	13.8180	14.0924
Repurchase Fee ($)	45,402	54,101
Expenses ($)	64,344	55,737
Total Cost ($)	2,289,028	2,706,673

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Offers”). The Board of Directors may place such conditions and limitations on the Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

7. Open Market Repurchase Policy:

Effective October 30, 2012, the Board authorized management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance shareholder value. The Board has instructed Management to report repurchase activity to it regularly. The number of shares repurchased will be posted on the Fund’s website on a monthly basis. For the six months ended April 30, 2013, the Fund did not repurchase any shares through this program.

8. Portfolio Investment Risks:

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Asian Markets:

The Asian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

(c) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not the Fund invests

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2013

in securities of issuers located in Europe with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

9. Contingencies:

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information:

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2013 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$41,865,141	$13,516,949	$(838,940)	$12,678,009

11. Recent Accounting Pronouncements:

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective for annual reporting periods beginning on or after January 1, 2013 (and interim periods within those annual periods). Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

12. Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures or adjustments were required to the report as of April 30, 2013.

The Asia Tigers Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meetings of Shareholders

The Annual Meeting of Shareholders of the Fund was held on March 28, 2013 at 712 Fifth Avenue, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

(1)	To elect certain directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
Lawrence K. Becker	3,198,864	192,841

Directors whose term of office continued beyond this meeting are as follows: Luis F. Rubio, Jeswald W. Salacuse, Martin Gilbert, and Leslie H. Gelb.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by BNY Mellon, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

The Asia Tigers Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at PO Box 358035, Pittsburgh, PA 15252.

The Asia Tigers Fund, Inc.

Corporate Information

Directors

Lawrence K. Becker

Leslie H. Gelb

Martin Gilbert

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Officers

Alan Goodson, President

Jeffrey Cotton, Chief Compliance Officer and Vice President – Compliance

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Adrian Lim, Vice President

Gary Marshall, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Hugh Young, Vice President

Kasey Deja, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

BNY Mellon Investment Servicing

P.O. Box 358035

Pittsburgh, PA 15252

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street, 22nd Floor

Philadephia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadephia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2013, were not audited and accordingly no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The Asia Tigers Fund, Inc. are traded on the NYSE under the symbol “GRR”. Information about the Fund’s net asset value and market price is available at www.aberdeengrr.com.

This report, including the financial information herein, is transmitted to the shareholders of The Asia Tigers Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

An Invitation to Aberdeen's Investor Relations

Your Fund on the Web

As part of our ongoing commitment to provide information to shareholders, Aberdeen invites you to visit your Fund on the web at www.aberdeengrr.com.

From this page, you can view monthly fact sheets, read news from our portfolio managers, learn more about the Fund's distributions and results, view daily fact sheets courtesy of Morningstar®, conduct portfolio charting and see other information designed to keep you up-to-date on your investment.

Aberdeen Closed-End Fund Talk Channel

E-mail Services

Make sure you are enrolled in our e-mail services, which feature timely news from Aberdeen's portfolio managers located around the world.

Please contact Aberdeen Asset Management's Investor Relations division by:

- Calling us toll free at 1-866-839-5205 in the U.S.
- E-mailing us at InvestorRelations@aberdeen-asset.com
- Visiting us on the web at www.aberdeen-asset.us/cef

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor, Philadelphia, PA 19103
Telephone: 800 522 5465
aberdeen-asset.us/cef

Aberdeen

Item 2 - Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5 - Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6 - Investments.

(a)        Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this form N-CSR.

(b)        Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

               Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)        Not applicable to semi-annual report on Form N-CSR.

(b)        During the period ended April 30, 2013, there were no changes in the Portfolio Managers identified in response to paragraph
a(1) of this Item in the Registrant’s most recent Annual Report on Form N-CSR filed on January 4, 2013.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and

               Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
11/01/2012 to 11/30/2012	None	None	None	None
12/01/2012 to 12/31/2012	None	None	None	None

01/01/13 to 01/31/13	178,705	$13.328	178,705 (1)	None
02/01/13 to 02/29/13	None	None	None	None
03/01/13 to 03/31/13	None	None	None	None
04/01/13 to 04/30/13	None	None	None	None
Total	178,705	$13.328	178,705	None

(1)

These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on December 21, 2012 that expired on January 11, 2013. In connection with this repurchase offer, the Fund offered to repurchase up to 178,705 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of January 18, 2013.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant’s internal control over financial reporting that occurred during the first fiscal half year of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                    The Asia Tigers Fund, Inc.

By (Signature and Title):            /s/ Alan Goodson

                                                  Alan Goodson, Principal Executive Officer

Date: July 02, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):                        /s/ Alan Goodson

                                                             Alan Goodson, Principal Executive Officer

Date: July 02, 2013

By (Signature and Title):                            /s/ Andrea Melia

                                                                 Andrea Melia, Principal Financial Officer

Date: July 02, 2013